EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of The Pantry, Inc. for the quarterly period ended June 26, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel J. Kelly, Vice President, Finance, Chief Financial Officer and Assistant Secretary, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

To the extent permitted by applicable law, the certifications above are limited to my knowledge.

/s/    DANIEL J. KELLY

Daniel J. Kelly

Vice President Finance, Chief Financial Officer and

Secretary

August 11, 2003